UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 06203 )

Exact name of registrant as specified in charter: Putnam Discovery Growth Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2006

Date of reporting period: January 1, 2006— June 30, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Discovery Growth Fund

6|30|06

Semiannual Report

PUTNAM INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

What	makes	Putnam	different?

In 1830, Massachusetts Supreme
Judicial Court Justice Samuel Putnam
established The Prudent Man Rule,
a legal foundation for responsible
money management.

THE PRUDENT MAN RULE
All that can be required of a trustee
to invest is that he shall conduct
himself faithfully and exercise a sound
discretion. He is to observe how
men of prudence, discretion, and
intelligence manage their own affairs,
not in regard to speculation, but in
regard to the permanent disposition
of their funds, considering the prob-
able income, as well as the probable
safety of the capital to be invested.

A time-honored tradition
in money management
Since 1937, our values have been rooted
in a profound sense of responsibility for the
money entrusted to us.

A prudent approach to investing
We use a research-driven team approach to seek
consistent, dependable, superior investment
results over time, although there is no guarantee
a fund will meet its objectives.

Funds for every investment goal
We offer a broad range of mutual funds and other
financial products so investors and their financial
representatives can build diversified portfolios.

A commitment to doing
what’s right for investors
We have below-average expenses and stringent
investor protections, and provide a wealth of
information about the Putnam funds.

Industry-leading service
We help investors, along with their financial
representatives, make informed investment
decisions with confidence.

Putnam Discovery Growth Fund

6| 30| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	14
Portfolio turnover	16
Risk	17
Your fund’s management	18
Terms and definitions	21
Trustee approval of management contract	23
Other information for shareholders	28
Financial statements	29
Brokerage commissions	55

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder

Over the last two months of your fund’s reporting period, investors were particularly preoccupied with the course of the economy. A more pessimistic outlook pervaded the markets in May and June as leading economic indicators began to warn of slower growth and the Federal Reserve (the Fed) continued its series of interest-rate increases. The resulting correction undercut much of the progress that markets had achieved in the first four months of 2006.

However, we believe that today’s higher interest rates, far from being a threat to global economic fundamentals, are in fact an integral part of them. These higher rates are bringing business borrowing costs closer to the rate of return available from investments. At some point, this could mean that economic growth may, indeed, slow somewhat, but we consider this a typical development for the middle of an economic cycle, and one that could help provide the basis for a longer and more durable business expansion and a continued healthy investment environment.

The recent correction has brought valuations back to attractive levels and created opportunities in a wide array of markets and sectors. You can be assured that the investment professionals managing your fund are working to take advantage of these opportunities as they arise. Moreover, Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first.

We would like to take this opportunity to announce the retirement of one of your fund’s Trustees, John Mullin, who has been an independent Trustee of the Putnam funds since 1997. We thank him for his service. In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended June 30, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

Putnam Discovery Growth Fund: investing in companies at all stages of the business “life cycle”

Through 12 years of changing financial markets, Putnam Discovery Growth Fund has benefited from its ability to invest in any growing company — regardless of the company’s size or industry. Take a look at the fund’s portfolio, and you’ll find giant, global corporations as well as small, less-recognizable companies.

The fund’s flexible approach allows the management teams to seek opportunities wherever they can be found, tapping into the growth potential of companies at all stages of the business life cycle. This is important because stocks of small, midsize, and large companies all offer distinct advantages — and different levels of risk — for investors.

Large companies tend to have fairly stable growth rates and stock prices. On the other hand, smaller, less mature companies have the potential to grow at much faster rates, but their stocks may experience more ups and downs. Stocks of midsize companies fall somewhere in between; they may not be growing as fast as their smaller counterparts, but their stock prices and growth rates are likely to be more stable.

The fund’s managers look for opportunities across this universe of growth stocks, and seek to strategically shift the fund’s holdings as market conditions change.

To sort through thousands of companies, the teams have the support of Putnam’s in-house research organization, where analysts rigorously monitor stocks of growing companies. These analysts have specialized industry expertise and visit with the management of thousands of companies each year to determine which companies have the best prospects.

Fund holdings have ranged from established leaders to emerging-growth companies.

Regardless of how market conditions may change in the years ahead, Putnam Discovery Growth Fund’s teams will remain focused on capturing growth potential for investors.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a
dedicated team of stock analysts,
the fund’s management teams seek
attractive growth stocks. Once a stock
is selected for the portfolio, it is regu-
larly assessed by members of the teams
to ensure that it continues to meet
their criteria, including:

Growth They examine each company’s
financials, including its sales and earn-
ings, and target those believed to offer
growth potential.

Quality They look for high-quality
companies, seeking characteristics
such as solid management teams,
sound business models, a record of
strong performance, and high levels of
free-cash flow.

Valuation They carefully consider how
each stock is valued, seeking stocks
whose valuations are attractive relative
to the company’s growth potential.

Putnam Discovery Growth Fund seeks long-term growth of capital by investing in companies of all sizes across a range of industries. The fund is designed for investors aggressively seeking long-term capital appreciation primarily through common stocks of U.S. companies.

Highlights

* For the six months ended June 30, 2006, Putnam Discovery Growth Fund’s class A shares returned 2.44% without sales charges.

* The fund’s benchmarks, the Russell Midcap Growth Index and the Russell 2500 Growth Index, returned 2.56% and 4.98%, respectively.

* The average return for the fund’s Lipper category, Multi-Cap Growth Funds, was –0.12% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance Total return for class A shares for periods ended 6/30/06

Since the fund's inception (4/14/93), average annual return is 8.19% at NAV and 7.75% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	3.26%	2.71%	37.85%	30.64%

5 years	-1.49	-2.55	-7.22	-12.10

3 years	10.35	8.38	34.38	27.31

1 year	10.28	4.48	10.28	4.48

6 months	—	—	2.44	-2.93

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

In a challenging period for the financial markets, your fund’s returns at net asset value (NAV, or without sales charges) generally kept pace with the broad stock market and were in line with the Russell Midcap Growth Index, one of its benchmarks. And while the fund did not perform as well as its secondary benchmark, the Russell 2500 Growth Index, we’re pleased to report that it outpaced the average return for funds in its Lipper peer group. During the period, stock selection and an overweight position in the capital goods sector contributed positively to returns, as did stock selection and an underweight position in the consumer cyclical sector. Weakness in health-care and technology holdings detracted from performance for the period.

Market overview

The first half of your fund’s fiscal year represented a period of great contrasts for the U.S. stock market. In the first three months of 2006, the S&P 500 Index, a measure of broad stock market performance, delivered its strongest first-quarter gain since 1999. And by April, several major market indexes had begun to approach multi-year highs. In the next three months, however, investors endured more turbulent times. Most major indexes lost ground in the second quarter, which was characterized by occasional dramatic swings as investors grew increasingly worried about inflation and slowing economic growth. Just before the close of the period, in late June, the Fed raised short-term interest rates for the 17th consecutive time. This led to concerns that corporate profits and economic growth would weaken if the Fed were to go too far with its rate increases.

Despite the volatility, investors were also cheered by many positive economic trends during the period. Job creation improved, the economy continued to expand, inflation remained contained, and corporate profits were generally solid. For the period, stocks of small growth companies outperformed their large-cap growth counterparts. Among small-company stocks, growth performed in line with value.

Strategy overview

In managing your fund’s portfolio, we use a disciplined, bottom-up stock selection process to pursue returns that are expected to exceed results for the fund’s benchmark. We typically allocate approximately 30% of the fund’s portfolio to stocks of large companies, and 70% to stocks of small and midsize companies. Although macroeconomic, market, and sector analyses are important aspects of our investment process, they are secondary to our focus on intensive research of individual companies.

We target companies that, based on our evaluation, have skilled management teams and solid business models, particularly those that occupy well-defined niches in rapidly growing industries. From that group, we select stocks that appear attractively priced relative to their potential. Our process also includes risk controls that call for selling positions to capture profits when prices rise to our target levels, and which limit how much the fund can invest in each stock, sector, or industry.

Your fund’s holdings

Among the holdings that contributed positively to performance during the period was WESCO International, a distributor of electrical supplies and equipment. The company has benefited from strong demand, particularly at construction sites nationwide. Another successful holding was Las Vegas Sands, a hotel and gaming company. While the company’s U.S. operations

Market sector performance These indexes provide an overview of performance in different market sectors for the six months ended 6/30/06.

Equities

Russell Midcap Growth Index (midsize-company growth stocks)	2.56%

Russell 2500 Growth Index (growth stocks of small and midsize companies)	4.98%

Russell 3000 Index (broad stock market)	3.23%

MSCI EAFE Index (international stocks)	10.16%

Bonds

Lehman Aggregate Bond Index (broad bond market)	-0.72%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	3.08%

Lehman Government Bond Index (U.S. Treasury and agency securities)	–0.89%

have been very successful, we believe much of its future growth potential lies in its international land and property development opportunities, particularly in Macao. Your fund also benefited from its investment in General Cable Corporation, which manufactures and markets copper, aluminum, and fiber-optic wire and cable products. Due to strong demand for these products, the company recorded its highest-ever sales for the first quarter of 2006. Strong demand for precious metals helped fund holding Agnico-Eagle Mines Limited. This Toronto-based company engages in the acquisition, exploration, and development of gold in northwestern Quebec, Canada. The company continues to invest in new projects, such as its recently announced development of a new gold mine in northern Finland.

One of the greatest detractors from fund performance for the period was Internet services company eBay. The company’s stock price declined as investors became concerned about its slowing growth rate. Also suffering from slowing growth during the period was Dell Computer. Dell’s declines were due partly to strategic missteps and increased competition, particularly from Hewlett-Packard. eBay and Dell remained in the portfolio at the close of the period because we believe they continue to offer attractive long-term growth potential. The stock of women’s clothing retailer New York & Company

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

was also a disappointment as its sales declined. However, we believe this is a temporary setback, and the stock remained in the portfolio at the close of the period. A weak performer that we decided to remove from the portfolio was semiconductor company SigmaTel, which has lost significant market share to competitors in the MP3 player market over the last year.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 6/30/06. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Industry

Citigroup, Inc. (1.1%)	Financial

OfficeMax, Inc. (1.1%)	Retail

Dell, Inc. (1.0%)	Computers

Bank of America Corp. (1.0%)	Banking

Hospira, Inc. (1.0%)	Pharmaceuticals

Sherwin-Williams Co. (The) (0.9%)	Building materials

Parker-Hannifin Corp. (0.9%)	Machinery

Capital One Financial Corp. (0.9%)	Consumer finance

Manpower, Inc. (0.9%)	Commercial and consumer services

Community Health Systems, Inc. (0.9%)	Health-care services

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As the semiannual period came to a close, investors continued to pay close attention to energy prices, and were growing increasingly concerned about the possibility of rising inflation and slowing economic growth. Uncertainty in the financial markets centered on the intentions of the new Fed Chairman Benjamin Bernanke and whether, in seeking to contain inflation, the Fed might go too far with its rate increases and harm the economy. Despite these worries, however, there was also cause for optimism, fueled by continued economic expansion, low unemployment, relatively low inflation, and generally strong corporate profits.

Regardless of the direction the markets take in the months ahead, we expect to maintain our focus on the long-term potential of individual companies rather than short-term developments in the economy. While the market as a whole is affected by world events and economic cycles, we believe investors’ long-term goals are best served by the fund’s diversified portfolio and our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

Your fund’s performance

This section shows your fund’s performance for periods ended June 30, 2006, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/14/93)		(10/2/95)		(2/1/99)		(10/2/95)		(12/1/03)	(3/4/02)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.19%	7.75%	7.38%	7.38%	7.39%	7.39%	7.66%	7.39%	7.92%	8.28%

10 years	37.85	30.64	27.92	27.92	28.11	28.11	31.16	26.93	34.56	39.31
Annual average	3.26	2.71	2.49	2.49	2.51	2.51	2.75	2.41	3.01	3.37

5 years	-7.22	-12.10	-10.58	-12.37	-10.61	-10.61	-9.48	-12.41	-8.31	-6.24
Annual average	-1.49	-2.55	-2.21	-2.61	-2.22	-2.22	-1.97	-2.62	-1.72	-1.28

3 years	34.38	27.31	31.49	28.49	31.40	31.40	32.39	28.12	33.50	35.42
Annual average	10.35	8.38	9.55	8.72	9.53	9.53	9.80	8.61	10.11	10.64

1 year	10.28	4.48	9.48	4.48	9.50	8.50	9.77	6.18	10.02	10.54

6 months	2.44	-2.93	2.06	-2.94	2.06	1.06	2.17	-1.16	2.35	2.53

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Comparative index returns For periods ended 6/30/06

	Russell Midcap	Russell 2500	Lipper Multi-Cap Growth
	Growth Index	Growth Index	Funds category average*

Annual average
(life of fund)	10.14%	9.18%	10.09%

10 years	125.31	90.11	101.15
Annual average	8.46	6.64	6.59

5 years	26.18	23.95	5.96
Annual average	4.76	4.39	0.76

3 years	59.57	60.27	40.99
Annual average	16.86	17.03	12.01

1 year	13.04	14.62	10.44

6 months	2.56	4.98	-0.12

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 6/30/06, there were 443, 414, 355, 284, and 97 funds, respectively, in this Lipper category.

Fund price and distribution* information For the six-month period ended 6/30/06

	Class A		Class B	Class C	Class M		Class R	Class Y
Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

12/31/05	$18.43	$19.45	$16.98	$17.51	$17.48	$18.07	$18.34	$18.61

6/30/06	18.88	19.93	17.33	17.87	17.86	18.46	18.77	19.08

* The fund made no distributions during the period.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Discovery Growth Fund from January 1, 2006, to June 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.58	$ 11.32	$ 11.32	$ 10.08	$ 8.83	$ 6.33

Ending value (after expenses)	$1,024.40	$1,020.60	$1,020.60	$1,021.70	$1,023.50	$1,025.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2006, use the calculation method below. To find the value of your investment on January 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 01/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.55	$ 11.28	$ 11.28	$ 10.04	$ 8.80	$ 6.31

Ending value (after expenses)	$1,017.31	$1,013.59	$1,013.59	$1,014.83	$1,016.07	$1,018.55

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio*	1.51%	2.26%	2.26%	2.01%	1.76%	1.26%

Average annualized expense
ratio for Lipper peer group†	1.52%	2.27%	2.27%	2.02%	1.77%	1.27%

* Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam Discovery Growth Fund	141%	93%	62%	75%*	83%

Lipper Multi-Cap Growth
Funds category average	117%	125%	142%	153%	210%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on December 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

* Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Growth and Small and Emerging Growth teams. Richard Weed is the Portfolio Leader and Robert Ginsberg and Raymond Haddad are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Large-Cap Growth and Small and Emerging Growth teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of June 30, 2006, and June 30, 2005.

Trustee and Putnam employee fund ownership

As of June 30, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 400,000	$ 87,000,000

Putnam employees	$6,191,000	$421,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $890,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Richard Weed is also a Portfolio Leader of Putnam OTC & Emerging Growth Fund and Putnam Small Cap Growth Fund, and a Portfolio Member of Putnam New Opportunities Fund.

Robert Ginsberg is also a Portfolio Leader of Putnam Growth Opportunities Fund and Putnam Voyager Fund.

Raymond Haddad is also a Portfolio Member of Putnam OTC & Emerging Growth Fund.

Richard Weed, Robert Ginsberg, and Raymond Haddad may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended June 30, 2006.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of June 30, 2006, and June 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							*

Chief Technology Officer	2005							*

Joshua Brooks	2006							*

Deputy Head of Investments	2005							*

William Connolly	2006							*

Head of Retail Management	N/A

Kevin Cronin	2006							*

Head of Investments	2005							*

Charles Haldeman, Jr.	2006							*

President and CEO	2005							*

Amrit Kanwal	2006						*

Chief Financial Officer	2005						*

Steven Krichmar	2006						*

Chief of Operations	2005							*

Francis McNamara, III	2006							*

General Counsel	2005							*

Richard Robie, III	2006						*

Chief Administrative Officer	2005						*

Edward Shadek	2006							*

Deputy Head of Investments	2005							*

Sandra Whiston	2006						*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 6/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell 2500 Growth Index is an unmanaged index of those companies in the small-mid-cap Russell 2500 Index chosen for their growth orientation.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

* That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam

Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

* Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 14th percentile in management fees and in the 76th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom Lipper peer group data for the period ended December 31, 2005. This additional expense limitation will be applied to your fund.

* Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Cap Growth Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

59th	64th	68th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 418, 359, and 288 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.) As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Cap Growth Funds category for the one-, five- and ten-year periods ended June 30, 2006 , were 47%, 77%, and 83%, respectively. Over the one-, five- and ten-year periods ended June 30, 2006, the fund ranked 191st out of 414, 218th out of 284, and 81st out of 97 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 6/30/06 (Unaudited)

COMMON STOCKS (99.0%)*

	Shares	Value

Aerospace and Defense (1.0%)
Alliant Techsystems, Inc. †	59,100	$4,512,285
L-3 Communications Holdings, Inc.	25,000	1,885,500
Lockheed Martin Corp.	33,400	2,396,116
		8,793,901

Airlines (0.8%)
JetBlue Airways Corp. †	201,300	2,443,782
Southwest Airlines Co.	261,200	4,275,844
		6,719,626

Automotive (0.3%)
Oshkosh Truck Corp.	53,500	2,542,320

Banking (4.5%)
Bank of America Corp.	180,860	8,699,366
Commerce Bancorp, Inc.	144,500	5,154,315
Corus Bankshares, Inc.	196,900	5,154,842
Cullen/Frost Bankers, Inc.	57,200	3,277,560
U.S. Bancorp	182,100	5,623,248
UnionBanCal Corp.	44,300	2,861,337
Washington Mutual, Inc.	94,700	4,316,426
Wells Fargo & Co.	81,500	5,467,020
		40,554,114

Biotechnology (2.7%)
Amgen, Inc. † #	62,400	4,070,352
Biogen Idec, Inc. †	55,000	2,548,150
Genentech, Inc. †	17,500	1,431,500
Genzyme Corp. †	31,900	1,947,495
Imclone Systems, Inc. †	97,800	3,778,992
Invitrogen Corp. †	57,100	3,772,597
MedImmune, Inc. †	242,700	6,577,170
		24,126,256

Broadcasting (0.5%)
World Wrestling Entertainment, Inc.	156,473	2,642,829
XM Satellite Radio Holdings, Inc. Class A †	130,000	1,904,500
		4,547,329

Building Materials (0.9%)
Sherwin-Williams Co. (The)	177,000	8,403,960

Coal (0.5%)
Peabody Energy Corp.	87,048	4,852,926

COMMON STOCKS (99.0%)* continued

	Shares	Value

Commercial and Consumer Services (2.2%)
Consolidated Graphics, Inc. †	72,500	$3,774,350
Corporate Executive Board Co. (The)	46,100	4,619,220
Global Cash Access, Inc. †	174,500	2,727,435
Manpower, Inc.	124,800	8,062,080
		19,183,085

Communications Equipment (2.3%)
Avaya, Inc. †	544,800	6,221,616
Cisco Systems, Inc. †	292,600	5,714,478
Corning, Inc. †	141,100	3,413,209
Qualcomm, Inc.	118,600	4,752,302
		20,101,605

Computers (4.7%)
Aeroflex, Inc. †	377,000	4,399,590
Apple Computer, Inc. †	100,600	5,746,272
Autodesk, Inc. †	87,600	3,018,696
Commvault Systems, Inc. (acquired 6/20/06,
cost $11,150) (Private) ‡ † (F)	3,597	16,185
Dell, Inc. †	359,000	8,763,190
EMC Corp. †	451,700	4,955,149
Mentor Graphics Corp. †	308,500	4,004,330
NCR Corp. †	96,900	3,550,416
Netgear, Inc. †	115,100	2,491,915
Palm, Inc. †	306,000	4,926,600
		41,872,343

Conglomerates (0.3%)
Danaher Corp.	42,300	2,720,736

Consumer Finance (1.7%)
Capital One Financial Corp.	96,300	8,228,835
Countrywide Financial Corp.	191,000	7,273,280
		15,502,115

Consumer Goods (0.5%)
American Greetings Corp. Class A	104,700	2,199,747
Blyth Industries, Inc.	114,100	2,106,286
		4,306,033

Consumer Services (1.6%)
Interline Brands, Inc. †	253,800	5,933,844
Labor Ready, Inc. †	212,400	4,810,860
Stamps.com, Inc. †	139,700	3,886,454
		14,631,158

Containers (0.2%)
Ball Corp.	57,500	2,129,800

COMMON STOCKS (99.0%)* continued

	Shares	Value

Electrical Equipment (1.7%)
Rofin-Sinar Technologies, Inc. †	102,500	$5,890,675
Superior Essex, Inc. †	76,200	2,280,666
WESCO International, Inc. †	106,900	7,376,100
		15,547,441

Electronics (5.2%)
Agere Systems, Inc. †	426,600	6,271,020
Amphenol Corp. Class A	122,300	6,843,908
Avnet, Inc. †	260,300	5,211,206
Freescale Semiconductor, Inc. Class A †	95,300	2,763,700
Freescale Semiconductor, Inc. Class B †	49,100	1,443,540
General Cable Corp. †	178,000	6,230,000
Microchip Technology, Inc.	164,200	5,508,910
RF Micro Devices, Inc. †	811,800	4,846,446
Sanmina Corp. †	604,100	2,778,860
Zoran Corp. †	169,300	4,120,762
		46,018,352

Energy (3.2%)
Cameron International Corp. †	116,000	5,541,320
Helix Energy Solutions Group, Inc. †	126,500	5,105,540
Hercules Offshore, Inc. †	77,600	2,716,000
Pride International, Inc. †	164,800	5,146,704
Rowan Cos., Inc.	104,800	3,729,832
Veritas DGC, Inc. †	117,300	6,050,334
		28,289,730

Energy (Oil Field) (0.1%)
Suntech Power Holdings Co., Ltd. ADR (China) †	16,600	468,950

Financial (2.0%)
American Express Co.	71,700	3,815,874
Chicago Mercantile Exchange Holdings, Inc. (The)	3,600	1,768,140
Citigroup, Inc.	207,600	10,014,624
Moody’s Corp.	38,000	2,069,480
		17,668,118

Health Care Services (5.9%)
Cardinal Health, Inc.	42,300	2,721,159
Charles River Laboratories International †	99,000	3,643,200
Community Health Systems, Inc. †	211,900	7,787,325
Coventry Health Care, Inc. †	41,800	2,296,492
Express Scripts, Inc. †	32,000	2,295,680
HCA, Inc.	79,800	3,443,370
Henry Schein, Inc. †	46,500	2,172,945
Laboratory Corp. of America Holdings †	43,400	2,700,782
Pediatrix Medical Group, Inc. †	151,400	6,858,420
Sierra Health Services, Inc. †	159,300	7,173,279
UnitedHealth Group, Inc.	141,600	6,340,848
WellPoint, Inc. †	76,800	5,588,736
		53,022,236

COMMON STOCKS (99.0%)* continued

	Shares	Value

Homebuilding (0.3%)
NVR, Inc. †	6,300	$3,094,875

Insurance (2.3%)
ACE, Ltd. (Bermuda)	70,500	3,566,595
American International Group, Inc.	108,300	6,395,115
Everest Re Group, Ltd. (Barbados)	39,400	3,410,858
Prudential Financial, Inc.	47,100	3,659,670
Safety Insurance Group, Inc.	66,600	3,166,830
		20,199,068

Investment Banking/Brokerage (2.4%)
Bear Stearns Cos., Inc. (The)	40,700	5,701,256
Calamos Asset Management, Inc. Class A	87,100	2,525,029
Goldman Sachs Group, Inc. (The)	46,900	7,055,167
Janus Capital Group, Inc.	171,900	3,077,010
Nuveen Investments, Inc. Class A	69,200	2,979,060
		21,337,522

Leisure (0.9%)
Brunswick Corp.	74,100	2,463,825
Harley-Davidson, Inc.	46,800	2,568,852
K2, Inc. †	237,400	2,597,156
		7,629,833

Lodging/Tourism (1.0%)
Las Vegas Sands Corp. †	72,900	5,675,994
Royal Caribbean Cruises, Ltd.	83,100	3,178,575
		8,854,569

Machinery (4.6%)
Caterpillar, Inc.	76,300	5,682,824
Cummins, Inc.	34,100	4,168,725
Deere (John) & Co.	27,400	2,287,626
JLG Industries, Inc.	146,000	3,285,000
Lincoln Electric Holdings, Inc.	106,000	6,640,900
Parker-Hannifin Corp.	106,600	8,272,160
Timken Co.	151,000	5,060,010
Wabtec Corp.	151,000	5,647,400
		41,044,645

Manufacturing (0.8%)
Dover Corp.	93,900	4,641,477
Illinois Tool Works, Inc.	60,000	2,850,000
		7,491,477

COMMON STOCKS (99.0%)* continued

	Shares	Value

Medical Technology (7.2%)
American Medical Systems Holdings, Inc. †	238,400	$3,969,360
Angiodynamics, Inc. †	90,870	2,458,034
Becton, Dickinson and Co.	33,600	2,053,968
Boston Scientific Corp. †	172,200	2,899,848
C.R. Bard, Inc.	91,600	6,710,616
Dade Behring Holdings, Inc.	167,500	6,974,700
Edwards Lifesciences Corp. †	85,900	3,902,437
Hologic, Inc. †	68,600	3,386,096
Immucor, Inc. †	150,900	2,901,807
Kinetic Concepts, Inc. †	119,600	5,280,340
LCA-Vision, Inc.	72,000	3,809,520
Medtronic, Inc.	68,500	3,214,020
Mentor Corp.	80,500	3,501,750
St. Jude Medical, Inc. †	82,100	2,661,682
Varian Medical Systems, Inc. †	100,000	4,735,000
Waters Corp. †	122,600	5,443,440
		63,902,618

Metals (3.7%)
Agnico-Eagle Mines, Ltd. (Canada)	205,000	6,781,400
Cameco Corp. (Canada)	179,300	7,166,621
Coeur d’Alene Mines Corp. †	469,400	2,257,814
Freeport-McMoRan Copper & Gold, Inc. Class B	118,000	6,538,380
Goldcorp, Inc. (Toronto Exchange) (Canada)	152,350	4,604,017
Mueller Water Products, Inc. Class A †	63,700	1,109,017
PAN American Silver Corp. (Canada) †	125,100	2,250,549
Steel Dynamics, Inc.	41,000	2,695,340
		33,403,138

Office Equipment & Supplies (0.6%)
John H. Harland Co.	120,000	5,220,000

Oil & Gas (5.5%)
Apache Corp.	57,000	3,890,250
Complete Production Services, Inc. †	42,225	998,199
Devon Energy Corp.	61,600	3,721,256
EOG Resources, Inc.	54,900	3,806,766
Giant Industries, Inc. †	72,975	4,856,486
Hess Corp.	71,100	3,757,635
Marathon Oil Corp.	41,600	3,465,280
Noble Energy, Inc.	84,100	3,940,926
Occidental Petroleum Corp.	37,500	3,845,625
Patterson-UTI Energy, Inc.	109,200	3,091,452
Sunoco, Inc.	40,800	2,827,032
Unit Corp. †	83,400	4,744,626
Universal Compression Holdings, Inc. †	50,100	3,154,797
Valero Energy Corp.	50,100	3,332,652
		49,432,982

COMMON STOCKS (99.0%)* continued

	Shares	Value

Pharmaceuticals (2.7%)
Barr Pharmaceuticals, Inc. †	144,200	$6,876,898
Cephalon, Inc. †	82,400	4,952,240
Hospira, Inc. †	198,700	8,532,178
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	65,100	2,056,509
Watson Pharmaceuticals, Inc. †	79,700	1,855,416
		24,273,241

Power Producers (0.2%)
AES Corp. (The) †	109,300	2,016,585

Publishing (0.8%)
McGraw-Hill Cos., Inc. (The)	47,700	2,395,971
R. H. Donnelley Corp.	85,900	4,644,613
		7,040,584

Real Estate (0.6%)
CB Richard Ellis Group, Inc. Class A †	217,016	5,403,698

Restaurants (2.1%)
Domino’s Pizza, Inc.	193,000	4,774,820
Jack in the Box, Inc. †	106,600	4,178,720
Sonic Corp. †	191,900	3,989,601
Starbucks Corp. †	75,000	2,832,000
Yum! Brands, Inc.	62,400	3,136,848
		18,911,989

Retail (8.0%)
Abercrombie & Fitch Co. Class A	42,300	2,344,689
Aeropostale, Inc. †	189,600	5,477,544
American Eagle Outfitters, Inc.	96,200	3,274,648
Barnes & Noble, Inc.	111,900	4,084,350
Bed Bath & Beyond, Inc. †	65,500	2,172,635
Best Buy Co., Inc.	44,100	2,418,444
Big Lots, Inc. †	172,200	2,941,176
CVS Corp.	86,900	2,667,830
Home Depot, Inc. (The)	183,600	6,571,044
J Crew Group, Inc. †	28,990	795,776
Lowe’s Cos., Inc.	83,500	5,065,945
New York & Company, Inc. †	191,200	1,868,024
OfficeMax, Inc.	236,600	9,641,450
Pacific Sunwear of California, Inc. †	134,200	2,406,206
Pantry, Inc. (The) †	75,400	4,338,516
Ross Stores, Inc.	215,800	6,053,190
Staples, Inc.	191,900	4,667,008
Stein Mart, Inc.	139,200	2,060,160
Whole Foods Market, Inc.	45,500	2,941,120
		71,789,755

Schools (0.4%)
Career Education Corp. †	118,300	3,535,987

COMMON STOCKS (99.0%)* continued

	Shares	Value

Semiconductor (0.9%)
Applied Materials, Inc.	164,200	$2,673,176
Lam Research Corp. †	78,000	3,636,360
Nextest Systems Corp. †	90,890	1,473,327
		7,782,863

Shipping (0.8%)
J. B. Hunt Transport Services, Inc.	188,900	4,705,499
Omega Navigation Enterprises, Inc. †	171,900	2,478,798
		7,184,297

Software (2.5%)
Adobe Systems, Inc. †	108,300	3,287,988
Blackboard, Inc. †	57,200	1,656,512
Cadence Design Systems, Inc. †	221,800	3,803,870
Epicor Software Corp. †	224,900	2,368,197
McAfee, Inc. †	77,500	1,880,925
Oracle Corp. †	282,300	4,090,527
Red Hat, Inc. †	55,900	1,308,060
Sybase, Inc. †	221,600	4,299,040
		22,695,119

Technology (0.7%)
ON Semiconductor Corp. †	1,017,400	5,982,312

Technology Services (5.6%)
Accenture, Ltd. Class A (Bermuda)	97,500	2,761,200
Automatic Data Processing, Inc.	60,800	2,757,280
Covansys Corp. †	406,773	5,113,137
CSG Systems International, Inc. †	290,100	7,177,074
eBay, Inc. †	207,300	6,071,817
Fair Isaac Corp.	186,700	6,779,077
FileNET Corp. †	97,800	2,633,754
Global Payments, Inc.	33,600	1,631,280
Google, Inc. Class A †	9,600	4,025,568
Internet Security Systems, Inc. †	189,900	3,579,615
Jupitermedia Corp. †	184,900	2,403,700
Yahoo!, Inc. †	167,900	5,540,700
		50,474,202

Telecommunications (0.5%)
Sprint Nextel Corp.	227,100	4,539,729

Toys (0.5%)
Jakks Pacific, Inc. †	208,900	4,196,801

COMMON STOCKS (99.0%)* continued

	Shares	Value

Transportation (0.3%)
Hornbeck Offshore Services, Inc. †	81,500	$2,894,880

Transportation Services (0.3%)
United Parcel Service, Inc. Class B	31,700	2,609,861

Total common stocks (cost $840,837,486)		$884,944,764

CONVERTIBLE PREFERRED STOCKS (0.2%)*

	Shares	Value
Bowstreet, Inc. – escrow (acquired 3/22/06,
cost $—) (Private) ‡ † (F)	98,744	$1,228
CommVault Systems zero % cv. pfd. (acquired various
dates from 01/30/02 through 09/04/03,
cost $1,238,852) (Private) ‡ † (F)	399,234	1,796,553
Hyper Energy, Inc. zero % cv. pfd. (acquired 9/5/00,
cost $149,983) (Private) ‡ † (F)	4,304	43
MarketSoft Software Corp. – escrow (acquired
02/09/06, cost $10,703) (Private) ‡ † (F)	182,257	23,985
Totality Corp. Ser. D, $0.346 cum. cv. pfd.
(acquired 07/27/00, cost $336,828) (Private) ‡ † (F)	122,060	6,103

Total convertible preferred stocks (cost $1,736,366)		$1,827,912

SHORT-TERM INVESTMENTS (0.9%)* (cost $7,949,643)

	Shares	Value

Putnam Prime Money Market Fund (e)	7,949,643	$7,949,643

TOTAL INVESTMENTS
Total investments (cost $850,523,495)		$894,722,319

* Percentages indicated are based on net assets of $893,617,897.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at June 30, 2006 was $1,844,097 or 0.2% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at June 30, 2006.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

At June 30, 2006, liquid assets totaling $2,320,864 have been designated as collateral for open written options and futures contracts.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 6/30/06 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

S&P 500 Index (Long)	4	$1,279,400	Sep-06	$16,846

WRITTEN OPTIONS OUTSTANDING at 6/30/06 (premiums received $28,982) (Unaudited)

		Contract	Expiration date/
		amount	strike price	Value

Agnico-Eagle Mines, Ltd. (Canada) (Put)		20,720	Jul 06/$30.30	$2,482
Goldcorp, Inc. (Toronto Exchange) (Canada) (Put)		15,235	Jul 06/$27.16	657

Total				$3,139

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 6/30/06 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $842,573,852)	$886,772,676
Affiliated issuers (identified cost $7,949,643) (Note 5)	7,949,643

Dividends, interest and other receivables	554,970

Receivable for shares of the fund sold	113,379

Receivable for securities sold	7,971,627

Total assets	903,362,295

LIABILITIES

Payable for variation margin (Note 1)	3,826

Payable for securities purchased	4,875,812

Payable for shares of the fund repurchased	1,682,039

Payable for compensation of Manager (Notes 2 and 5)	1,491,118

Payable for investor servicing and custodian fees (Note 2)	415,935

Payable for Trustee compensation and expenses (Note 2)	246,227

Payable for administrative services (Note 2)	4,650

Payable for distribution fees (Note 2)	624,363

Written options outstanding, at value (premiums received $28,982) (Note 1)	3,139

Other accrued expenses	397,289

Total liabilities	9,744,398

Net assets	$893,617,897

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,872,707,869

Accumulated net investment loss (Note 1)	(3,587,379)

Accumulated net realized loss on investments (Note 1)	(1,019,747,345)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	44,244,752

Total — Representing net assets applicable to capital shares outstanding	$893,617,897

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($547,060,206 divided by 28,970,395 shares)	$18.88

Offering price per class A share
(100/94.75 of $18.88)*	$19.93

Net asset value and offering price per class B share
($279,504,809 divided by 16,130,787 shares)**	$17.33

Net asset value and offering price per class C share
($35,574,347 divided by 1,990,796 shares)**	$17.87

Net asset value and redemption price per class M share
($21,104,188 divided by 1,181,760 shares)	$17.86

Offering price per class M share
(100/96.75 of $17.86)*	$18.46

Net asset value, offering price and redemption price per
class R share
($57,284 divided by 3,052 shares)	$18.77

Net asset value, offering price and redemption price per
class Y share
($10,317,063 divided by 540,613 shares)	$19.08

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 6/30/06 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $4,163) (Note 1)	$ 3,902,118

Interest (including interest income of $370,242 from
investments in affiliated issuers) (Note 5)	388,313

Total investment income	4,290,431

EXPENSES

Compensation of Manager (Note 2)	3,117,314

Investor servicing fees (Note 2)	2,729,137

Custodian fees (Note 2)	91,681

Trustee compensation and expenses (Note 2)	38,554

Administrative services (Note 2)	19,557

Distribution fees — Class A (Note 2)	714,069

Distribution fees — Class B (Note 2)	1,568,921

Distribution fees — Class C (Note 2)	192,687

Distribution fees — Class M (Note 2)	86,090

Distribution fees — Class R (Note 2)	155

Other	211,989

Non-recurring costs (Notes 2 and 6)	4,815

Costs assumed by Manager (Notes 2 and 6)	(4,815)

Fees waived and reimbursed by Manager or affiliate (Notes 2, 5 and 6)	(681,609)

Total expenses	8,088,545

Expense reduction (Note 2)	(210,735)

Net expenses	7,877,810

Net investment loss	(3,587,379)

Net realized gain on investments (Notes 1 and 3)	72,712,458

Net realized loss on futures contracts (Note 1)	(83,606)

Net realized gain on written options (Notes 1 and 3)	79,294

Nte unrealized appreciated of assets and liabilities
in foreign currencies during the period	4,170

Net unrealized depreciation of investments, futures
contracts and written options during the period	(43,854,326)

Net gain on investments	28,857,990

Net increase in net assets resulting from operations	$ 25,270,611

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	6/30/06*	12/31/05

Operations:
Net investment loss	$ (3,587,379)	$ (10,304,776)

Net realized gain on investments	72,708,146	144,979,246

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(43,850,156)	(77,280,295)

Net increase in net assets resulting from operations	25,270,611	57,394,175

Redemption fees (Note 1)	1,051	2,779

Decrease from capital share transactions (Note 4)	(107,218,151)	(323,471,579)

Total decrease in net assets	(81,946,489)	(266,074,625)

NET ASSETS

Beginning of period	975,564,386	1,241,639,011

End of period (including accumulated net investment
losses of $3,587,379 and $—, respectively)	$ 893,617,897	$ 975,564,386

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:								RATIOS AND SUPPLEMENTAL DATA:
			Net				Total			Ratio of
	Net asset		realized and	Total		Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from		value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
June 30, 2006**	$18.43	(.04)(d,e)	.49	.45	—(f )	$18.88	2.44*(e)	$547,060	.70*(d,e)	(.23)*(d,e)	50.03*
December 31, 2005	17.27	(.11)(d, g)	1.27	1.16	—(f)	18.43	6.72(g)	571,624	1.54(d)	(.66)(d,g)	141.14
December 31, 2004	16.12	(.11)(d, h)	1.26	1.15	—(f)	17.27	7.13	687,124	1.43(d)	(.69)(d,h)	93.19
December 31, 2003	12.16	(.12)	4.08	3.96	—	16.12	32.57	798,401	1.34	(.88)	61.97
December 31, 2002	17.19	(.13)	(4.90)	(5.03)	—	12.16	(29.26)	780,198	1.26	(.90)	74.98(i)
December 31, 2001	24.75	(.15)	(7.41)	(7.56)	—	17.19	(30.55)	1,023,512	1.10	(.80)	83.46

CLASS B
June 30, 2006**	$16.98	(.11)(d,e)	.46	.35	—(f)	$17.33	2.06*(e)	$279,505	1.07*(d,e)	(.60)*(d,e)	50.03*
December 31, 2005	16.03	(.22)(d, g)	1.17	.95	—(f)	16.98	5.93(g)	330,367	2.29(d)	(1.41)(d,g)	141.14
December 31, 2004	15.07	(.22)(d, h)	1.18	.96	—(f)	16.03	6.37	455,259	2.18(d)	(1.45)(d, h)	93.19
December 31, 2003	11.46	(.21)	3.82	3.61	—	15.07	31.50	624,076	2.09	(1.63)	61.97
December 31, 2002	16.32	(.22)	(4.64)	(4.86)	—	11.46	(29.78)	596,850	2.01	(1.65)	74.98(i)
December 31, 2001	23.67	(.28)	(7.07)	(7.35)	—	16.32	(31.05)	769,099	1.85	(1.54)	83.46

CLASS C
June 30, 2006**	$17.51	(.11)(d,e)	.47	.36	—(f )	$17.87	2.06*(e)	$35,574	1.07*(d,e)	(.60)*(d,e)	50.03*
December 31, 2005	16.53	(.23)(d, g)	1.21	.98	—(f )	17.51	5.93(g)	39,584	2.29(d)	(1.41)(d,g)	141.14
December 31, 2004	15.55	(.22)(d, h)	1.20	.98	—(f )	16.53	6.30	52,679	2.18(d)	(1.45)(d,h)	93.19
December 31, 2003	11.81	(.22)	3.96	3.74	—	15.55	31.67	68,306	2.09	(1.63)	61.97
December 31, 2002	16.82	(.22)	(4.79)	(5.01)	—	11.81	(29.79)	70,454	2.01	(1.65)	74.98(i)
December 31, 2001	24.40	(.29)	(7.29)	(7.58)	—	16.82	(31.07)	75,676	1.85	(1.55)	83.46

CLASS M
June 30, 2006**	$17.48	(.09)(d,e)	.47	.38	—(f)	$17.86	2.17*(e)	$21,104	.95*(d,e)	(.48)*(d,e)	50.03*
December 31, 2005	16.46	(.19)(d,g)	1.21	1.02	—(f )	17.48	6.20(g)	23,616	2.04(d)	(1.16)(d, g)	141.14
December 31, 2004	15.44	(.18)(d, h)	1.20	1.02	—(f )	16.46	6.61	32,508	1.93(d)	(1.20)(d, h)	93.19
December 31, 2003	11.71	(.19)	3.92	3.73	—	15.44	31.85	42,555	1.84	(1.38)	61.97
December 31, 2002	16.63	(.19)	(4.73)	(4.92)	—	11.71	(29.59)	44,378	1.76	(1.40)	74.98(i)
December 31, 2001	24.05	(.24)	(7.18)	(7.42)	—	16.63	(30.85)	71,777	1.60	(1.29)	83.46

CLASS R
June 30, 2006**	$18.34	(.07)(d,e)	.50	.43	—(f )	$18.77	2.35*(e)	$57	.82*(d,e)	(.35)*(d,e)	50.03*
December 31, 2005	17.23	(.16)(d,g)	1.27	1.11	—(f)	18.34	6.44(g)	54	1.79(d)	(.94)(d,g)	141.14
December 31, 2004	16.12	(.14)(d,h)	1.25	1.11	—(f )	17.23	6.89	3	1.68(d)	(.90)(d,h)	93.19
December 31, 2003†	16.32	(.01)	(.19)	(.20)	—	16.12	(1.23)*	1	.13*	(.10)*	61.97

CLASS Y
June 30, 2006**	$18.61	(.02)(d,e)	.49	.47	—(f )	$19.08	2.53*(e)	$10,317	.57*(d,e)	(.10)*(d,e)	50.03*
December 31, 2005	17.39	(.07)(d,g)	1.29	1.22	—(f )	18.61	7.02(g)	10,320	1.29(d)	(.41)(d,g)	141.14
December 31, 2004	16.19	(.08)(d,h)	1.28	1.20	—(f)	17.39	7.41	14,065	1.18(d)	(.46)(d,h)	93.19
December 31, 2003	12.18	(.09)	4.10	4.01	—	16.19	32.92	20,261	1.09	(.63)	61.97
December 31, 2002††	16.02	(.07)	(3.77)	(3.84)	—	12.18	(23.97)*	15,413	.84*	(.54)*	74.98(i)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 45

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to December 31, 2003.

†† For the period March 4, 2002 (commencement of operations) to December 31, 2002.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	6/30/06	12/31/05	12/31/04

Class A	0.02%	0.03%	<0.01%

Class B	0.02	0.03	<0.01

Class C	0.02	0.03	<0.01

Class M	0.02	0.03	<0.01

Class R	0.02	0.03	<0.01

Class Y	0.02	0.03	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.05% of average net assets for the period ended June 30, 2006 (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

		Percentage of
	Per share	net assets

Class A	$0.01	0.06%

Class B	0.01	0.07

Class C	0.01	0.07

Class M	0.01	0.07

Class R	0.01	0.03

Class Y	0.01	0.06

(h) Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	net assets

Class A	$0.02	0.14%

Class B	0.02	0.14

Class C	0.02	0.14

Class M	0.02	0.14

Class R	0.02	0.14

Class Y	0.02	0.14

(i) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 6/30/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Discovery Growth Fund (“the fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks long-term growth of capital by investing primarily in a portfolio of common stocks of U.S. companies with a focus on growth stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain when the amounts are conclusively determined.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At December 31, 2005, the fund had a capital loss carryover of $1,091,490,146 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 44,836,600	December 31, 2007

22,418,300	December 31, 2008

641,770,452	December 31, 2009

372,597,779	December 31, 2010

9,712,905	December 31, 2011

154,110	December 31, 2013

The aggregate identified cost on a tax basis is $851,516,808, resulting in gross unrealized appreciation and depreciation of $90,381,100 and $47,175,589, respectively, or net unrealized appreciation of $43,205,511.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date.

Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through December 31, 2007, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended June 30, 2006, Putnam Management waived $153,203 of its management fee from the fund.

For the period ended June 30, 2006, Putnam Management has assumed $4,815 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended June 30, 2006, the fund incurred $2,820,818 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended, June 30, 2006 the fund’s expenses were reduced by $210,735 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $424, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended June 30, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $23,430 and $617 from the sale of class A and class M shares, respectively, and received $179,966 and $1,667 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended June 30, 2006, Putnam Retail Management, acting as underwriter, received $9 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended June 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $473,692,101 and $579,286,808, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$ 29,590	$13,668

Options opened	157,592	118,199

Options exercised	(42,133)	(23,591)

Options expired	(109,094)	(79,294)

Options closed	—	—

Written options
outstanding at
end of period	$ 35,955	$28,982

Note 4: Capital shares

At June 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 6/30/06:
Shares sold	2,066,001	$ 40,050,047

Shares issued
in connection
with reinvestment
of distributions	—	—

	2,066,001	40,050,047

Shares
repurchased	(4,103,571)	(79,608,919)

Net decrease	(2,037,570)	$ (39,558,872)

Year ended 12/31/05:
Shares sold	4,520,037	$ 77,425,322

Shares issued
in connection
with reinvestment
of distributions	—	—

	4,520,037	77,425,322

Shares
repurchased	(13,300,019)	(229,122,448)

Net decrease	(8,779,982)	$(151,697,126)

CLASS B	Shares	Amount

Six months ended 6/30/06:
Shares sold	393,439	$ 7,004,432

Shares issued
in connection
with reinvestment
of distributions	—	—

	393,439	7,004,432

Shares
repurchased	(3,720,630)	(66,309,899)

Net decrease	(3,327,191)	$(59,305,467)

Year ended 12/31/05:
Shares sold	923,707	$ 14,645,811

Shares issued
in connection
with reinvestment
of distributions	—	—

	923,707	14,645,811

Shares
repurchased	(9,873,295)	(156,559,186)

Net decrease	(8,949,588)	$ (141,913,375)

CLASS C	Shares	Amount

Six months ended 6/30/06:
Shares sold	50,598	$ 932,929

Shares issued
in connection
with reinvestment
of distributions	—	—

	50,598	932,929

Shares
repurchased	(320,439)	(5,906,823)

Net decrease	(269,841)	$ (4,973,894)

Year ended 12/31/05:
Shares sold	110,599	$ 1,813,093

Shares issued
in connection
with reinvestment
of distributions	—	—

	110,599	1,813,093

Shares
repurchased	(1,037,340)	(17,020,080)

Net decrease	(926,741)	$(15,206,987)

CLASS M	Shares	Amount

Six months ended 6/30/06:
Shares sold	37,193	$ 681,380

Shares issued
in connection
with reinvestment
of distributions	—	—

	37,193	681,380

Shares
repurchased	(206,635)	(3,791,468)

Net decrease	(169,442)	$ (3,110,088)

Year ended 12/31/05:
Shares sold	85,432	$ 1,391,211

Shares issued
in connection
with reinvestment
of distributions	—	—

	85,432	1,391,211

Shares
repurchased	(709,746)	(11,600,715)

Net decrease	(624,314)	$(10,209,504)

CLASS R	Shares	Amount

Six months ended 6/30/06:
Shares sold	1,478	$ 28,830

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,478	28,830

Shares
repurchased	(1,368)	(27,639)

Net increase	110	$ 1,191

Year ended 12/31/05:
Shares sold	2,890	$ 49,160

Shares issued
in connection
with reinvestment
of distributions	—	—

	2,890	49,160

Shares
repurchased	(132)	(2,345)

Net increase	2,758	$ 46,815

CLASS Y	Shares	Amount

$(4,491,402)
Six months ended 6/30/06:
Shares sold	39,276	$769,378

Shares issued
in connection
with reinvestment
of distributions	—	—

	39,276	769,378

Shares
repurchased	(53,271)	(1,040,399)

Net decrease	(13,995)	$(271,021)

Year ended 12/31/05:
Shares sold	95,164	$1,643,269

Shares issued
in connection
with reinvestment
of distributions	—	—

	95,164	1,643,269

Shares
repurchased	(349,412)	(6,134,671)

Net decrease	(254,248)	$(4,491,402)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended June 30, 2006, management fees paid were reduced by $11,150 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $370,242 for the period ended June 30, 2006. During the period ended June 30, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $225,372,821 and $231,994,135, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $682,092 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

In March 2006, the fund received $517,256 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncement

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended June 30, 2006. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Lehman Brothers, Credit Suisse First Boston, and Bear Stearns & Company. Commissions paid to these firms together represented approximately 35% of the total brokerage commissions paid for the year ended June 30, 2006.

Commissions paid to the next 10 firms together represented approximately 37% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, CIBC World Markets, Deutsche Bank Securities, JP Morgan Clearing, Merrill Lynch, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund**	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
State tax-free income funds:	more conservative over time based on a
Arizona, California, Florida, Massachusetts,	target date for withdrawing assets.
Michigan, Minnesota, New Jersey, New York,	The ten funds:
Ohio, and Pennsylvania	Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Asset allocation funds	Putnam RetirementReady 2040 Fund
Income Strategies Fund	Putnam RetirementReady 2035 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2030 Fund
investment portfolios that spread your	Putnam RetirementReady 2025 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2020 Fund
and money market investments.	Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
The three portfolios:	Putnam RetirementReady Maturity Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Charles A. Ruys de Perez
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Compliance Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Mark C. Trenchard
	Executive Vice President,	Vice President and
Marketing Services	Associate Treasurer, Compliance	BSA Compliance Officer
Putnam Retail Management	Liaison and Principal
One Post Office Square	Executive Officer	Judith Cohen
Boston, MA 02109		Vice President, Clerk
	Jonathan S. Horwitz	and Assistant Treasurer
Custodian	Senior Vice President
Putnam Fiduciary	and Treasurer	Wanda M. McManus
Trust Company		Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Nancy E. Florek
Vice President, Assistant Clerk,
Trustees	Michael T. Healy	Assistant Treasurer and
John A. Hill, Chairman	Assistant Treasurer and	Proxy Manager
Jameson Adkins Baxter,	Principal Accounting Officer
Charles B. Curtis
Myra R. Drucker	Beth S. Mazor
Charles E. Haldeman, Jr.	Vice President
Paul L. Joskow
Elizabeth T. Kennan	James P. Pappas
Robert E. Patterson	Vice President
George Putnam, III
W. Thomas Stephens	Richard S. Robie, III
Richard B. Worley	Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Discovery Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA017 235757 8/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Discovery Growth Fund

By (Signature and Title):

/s/Michael T. Healy Michael T. Healy Principal Accounting Officer

Date: August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: August 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2006